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                                                                    EXHIBIT 21.1

                 SUBSIDIARIES OF AMERICAN COMMERCIAL LINES INC.

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
                                                       STATE OR JURISDICTION OF
             SUBSIDIARY                              INCORPORATION OR ORGANIZATION
-------------------------------------------          -----------------------------
American Barge Line Company                                    Delaware
Commercial Barge Line Company                                  Delaware
American Commercial Lines LLC                                  Delaware
ACL Finance Corp.                                              Delaware
American Commercial Barge Line LLC                             Delaware
ACBL Liquid Sales LLC                                          Delaware
American Commercial Logistics LLC                              Delaware
American Commercial Terminals LLC                              Delaware
American Commercial Terminals-Memphis LLC                      Delaware
Jeffboat LLC                                                   Delaware
Vessel Leasing LLC                                             Delaware
ACBL Hidrovias Ltd.                                             Bermuda
Louisiana Dock Company LLC                                     Delaware
Houston Fleet LLC                                              Delaware
American Commercial Lines International LLC                    Delaware
Orinoco TASA LLC                                               Delaware
Orinoco TASV LLC                                               Delaware
ACBL Venezuela Ltd.                                             Bermuda
ACBL de Venezuela C.A.                                         Venezuela
ACBL Riverside Terminals C.A.                                  Venezuela
ACBL Dominicana S.A.                                      Dominican Republic
Ryland S.A.                                                     Uruguay
ACBL do Brasil Holdings, S.A.                                   Uruguay
Amazonas Holdings, S.A.                                         Uruguay
DHC Uruguay S.A.                                                Uruguay
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